                                                                   Exhibit 23.15

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to use of our report dated March 5, 1999, with respect to the consolidated financial statements of Falcon Communications, L.P. included in the Registration Statement on Form S-1 and related Prospectus of Charter Communications, Inc. for the registration of Class A common stock.

                                          /s/ ERNST & YOUNG LLP

Los Angeles, California
July 22, 1999